                                                                    Exhibit 10.7

                       DECLARATION AND AGREEMENT OF TRUST

      DECLARATION AND AGREEMENT OF TRUST for the purpose of establishing a VOTTNG TRUST, dated this 1st day of October, 1995, by and among the undersigned stockholders, in their capacity as stockholders (the "Stockholders") of PowerStation Technologies, Inc., a Massachusetts corporation (the "Corporation"), and Lawrence A. Genovesi and Cheryl H. Smith in their capacities as trustees under this Declaration and Agreement of Trust (the "Voting Trustees", which term shall be deemed to include a reference to the successors as Voting Trustees hereunder).

                              W I T N E S S E T H:
                              - - - - - - - - - -

      WHEREAS, the Stockholders have agreed that it is in their best interests and the best interests of the Corporation to establish a Voting Trust with respect to the issued and outstanding shares of common stock of the Corporation held by them; and

      WHEREAS, the Stockholders have also agreed to certain restrictions on the transfer of the beneficial interest in the shares of common stock so being transferred to the Voting Trustees; and

      WHEREAS, the Stockholders have delivered to the Voting Trustees all of the certificates for capital stock of the Corporation held by the Stockholders;

      NOW, THEREFORE, in consideration for One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby severally acknowledged, the parties hereto hereby agree as follows:

      1. Creation of Trust.
         -----------------

            (a) The parties hereto acknowledge the deposit with the Voting Trustees of certificates representing 36,000 shares of the common stock, $.01 par value, of the Corporation, being approximately ten percent (10%) of the issued and outstanding capital stock of the Corporation (the "Shares"), all of said certificates being accompanied by suitable endorsements to the Voting Trustees to permit the transfer of the Shares into the names of the Voting Trustees. The Voting Trustees shall hold all the Shares IN TRUST for the common benefit of all the Stockholders of the Corporation who have joined in this Agreement under the terms and conditions hereinafter set forth.

            (b) The parties hereto hereby further acknowledge delivery to the Stockholders of certificates in the form annexed hereto as Exhibit A executed by
                                                           ---------
the Voting Trustees ("Voting

Trust Certificates"), certifying to the number of Shares so deposited by the Stockholders with the Voting Trustees and to be reissued in the names of the Voting Trustees.

      2. Interests of Voting Trustees. It is expressly understood that the
         ----------------------------
Voting Trustees, in their capacity as such, shall have no beneficial interest in the equity in the Corporation represented by the Shares, nor in any distributions paid thereon, whether by way of dividends, distributions, in liquidation or otherwise, but shall hold all such interests in trust for the Stockholders.

      3. Powers of Voting Trustees.
         -------------------------

            (a) It shall be the duty of the Voting Trustees to exercise all rights of a stockholder of the Corporation with respect to the Shares, and to vote the Shares as the Voting Trustees may determine to be in the best interests of the Corporation, either in person or by proxy, at all meetings of the stockholders of the Corporation and to execute any action by written consent, with respect to all matters which may be brought before such meetings or acted upon by consent, as fully as each of the Stockholders might have done in the absence of this Voting Trust Agreement.


            (b) Without limiting the foregoing, the Voting Trustees are specifically authorized, in the exercise of their unrestricted discretion:

                  (i) to vote for, or to consent to, any increase or decrease of the capital stock of the Corporation that may lawfully be submitted to the Stockholders for action;

                  (ii) to vote in favor of approving any merger, merger agreement, consolidation, consolidation agreement, reorganization or recapitalization that may lawfully be submitted to the Stockholders for action; and, upon any merger, consolidation, reorganization or recapitalization becoming effective, to surrender the Shares to the extent proper and requisite; and to receive and to hold under this Agreement any and all voting capital stock of the Corporation or of any other corporation issued in exchange for the Shares, or pursuant to the provisions of any such merger, consolidation, reorganization or recapitalization with respect to the Shares;

                  (iii) to vote in favor of approving any plan for the sale of all or any part of the assets of the Corporation that may be lawfully submitted to the Stockholders for action;

                  (iv) to vote in favor of the mortgage or pledge of all or substantially all or any part of the assets of the Corporation;

                  (v) to vote in favor of the liquidation and dissolution of the Corporation; and

                  (vi) to pledge, assign or transfer the Shares as collateral in connection with any loan made to the Corporation by any bank or other financial institution upon such terms and conditions as said Voting Trustees may assent to, and to sell any Shares free of the beneficial interest of the Stockholders in the manner and upon the terms to which the Voting Trustees may have agreed.

      4. Dividends and Distributions.
         ---------------------------

            (a) Each holder of a Voting Trust Certificate shall be entitled to receive payment in cash of his pro rata share of the amount of all cash dividends received by the Voting Trustees, and shall be entitled to receive his respective pro rata share of all dividends received by the Voting Trustees in a form other than cash; provided, however, that in case the Voting Trustees receive any shares of voting capital stock of the Corporation or of any other corporation issued in exchange for the Shares, issued by way of a dividend upon the Shares or pursuant to the provisions of any merger, consolidation, reorganization or recapitalization, they shall hold such shares subject to this Agreement (and such shares shall hereafter be considered Shares hereunder) and shall issue Voting Trust Certificates to the respective holders of Voting Trust Certificates evidencing their beneficial ownership of such Shares.

            (b) Except as otherwise provided in Paragraph (a) above, every distribution of a dividend received by the Voting Trustees shall be made to the holders of Voting Trust Certificates appearing of record on the transfer books kept by the Voting Trustees at the close of business on the day upon which the holders of stock of the Corporation must have been record owners thereof in order to entitle them to such dividend. The Trustees may, in their discretion, direct the Corporation to pay cash dividends directly to the holders of Voting Trust Certificates entitled thereto.

            (c) If the Voting Trustees sell any or all of the Shares from time to time, or in the event of a partial or total liquidation of the Corporation and distribution of the proceeds thereof to the Voting Trustees, the Voting Trustees shall promptly distribute the net proceeds received by them pro rata among the registered holders of Voting Trust Certificates as of the close of a business day reasonably established by the Voting Trustees. If such sale of Shares was of all the Shares held by the Voting Trustees, or if any such liquidation was a total liquidation of the Corporation, such distribution shall be made in exchange for and upon the surrender of all the Voting Trust Certificates, and upon such distribution, this Agreement shall be terminated in accordance with Section 14 and all obligations and liabilities of the Voting Trustees hereunder shall terminate.

      5. Power of Voting Trustees to Contract with Corporation.
         -----------------------------------------------------

            (a) Any Voting Trustee may, as an individual, be a stockholder, director or officer of the Corporation, and may be a holder of Voting Trust Certificates; and may be interested, directly or indirectly, in the purchase and sale of the Corporation's stocks, bonds, debentures and other securities. The Voting Trustees may vote for themselves as directors and officers of the

Corporation and may receive compensation from the Corporation for services performed by them for it in those or any other capacities.

            (b) Each Voting Trustee, in his individual capacity, or any concern in which he may have an interest, may deal with the Corporation as if he was not a Voting Trustee hereunder, and any such dealing approved by a majority of the directors of the Corporation, even though elected by the Voting Trustee, shall be conclusively presumed to be fair to the Corporation.

      6. Liability of Voting Trustees. In holding, disposing of or voting the
         ----------------------------
Shares, the Voting Trustees shall exercise their best judgment from time to time to elect suitable officers and directors and to act upon such other matters which may come before them at stockholders' meetings, all to the end that the affairs of the Corporation shall be properly managed. Nevertheless, the Voting Trustees assume no responsibility, in their capacity as Voting Trustees, for the management of the business and affairs of the Corporation or for any action taken pursuant to votes so cast so long as the Voting Trustees exercise good faith and are not in willful default of their fiduciary obligation hereunder. No Voting Trustee shall be liable for any error of law nor for the default of any other Voting Trustee.

      7. Transfer of Voting Trust Certificates. The Voting Trust Certificates
         -------------------------------------
shall be transferable only on the books of the Voting Trustees, to be kept by them or their agent, on surrender thereof by the registered holder in person or by attorney (provided that, if rules are from time to time established by the Voting Trustees with respect to authorization of attorneys, such surrender shall be in person or by an attorney so authorized), and until so transferred, the Voting Trustees may treat the registered holder of a Voting Trust Certificate as the owner for all purposes whatsoever. The transfer books may be closed by the Voting Trustees at any time prior to the holding of meetings or the payment of dividends, or for any other purpose.

      8. Restriction on Transfer of Voting Trust Certificates.
         ----------------------------------------------------

            (a) Except as provided in paragraph (b) hereof, no Stockholder may sell, pledge, hypothecate, transfer or otherwise dispose of all or any part of the interest of the Stockholder in the Shares or the Voting Trust Certificates held by him.

            (b) The restrictions of paragraph (a) shall not apply to:

                  (i) a transfer on the death of any Stockholder to the decedent's personal representative, heirs or legatees; or

                  (ii) a transfer by any of the parties to this Agreement to any other party to this Agreement; or

                  (iii) a transfer by the holder of any Voting Trust Certificate made with the written consent of all of the other then holders of Voting Trust Certificates;

provided in each case that such interest in the Shares or Voting Trust Certificate so transferred shall continue in all respects to be subject to all the terms, conditions and provisions hereof, unless the holders of all Voting Trust Certificates otherwise agree.

            (c) Without limiting such rights as the parties may have according to law, it is specifically agreed that any party to this Agreement shall have the right to seek injunctive relief for a violation of the restrictions on transfer of any parry's interest in the Shares or Voting Trust Certificates.

      9. Resignation and Removal of Voting Trustees.
         ------------------------------------------

            (a) Any Voting Trustee may resign at any time by delivering his written resignation to the other Voting Trustee(s), if any, with a copy of such written resignation to the Clerk of the Corporation and each person then holding a Voting Trust Certificate.

            (b) The holders of all of the Voting Trust Certificates may, at a meeting called for such purpose pursuant to Section 11, remove any Voting Trustee for cause shown. provided that at such meeting the Voting Trustee shall be given an opportunity for a hearing on the cause asserted as the basis for removal.

      10. Vacancy; Successors.
          -------------------

            (a) In the event of the death, declination, resignation or inability of any of the original Voting Trustees hereunder to serve, the remaining original Trustee(s) shall be the sole Trustee(s). In the event of the death, declination, resignation or inability of all the original Trustees to serve, then Wayne Smith shall serve as Voting Trustee (the "Interim Trustee"). As soon as practicable, the Interim Trustee shall appoint a new trustee of the Voting Trust that is mutually acceptable to the executor and/or legal representatives of the original Voting Trustees' respective estates. After carrying out the above-stated duties, the Interim Trustee shall resign as trustee of the Voting Trust. Upon the death, declination, resignation or inability to serve of any of the alternate Voting Trustees, the remaining Voting Trustees may designate a successor.

            (b) Upon the acceptance by a new Voting Trustee of his appointment as a successor Voting Trustee, the title to the trust property and all of the powers herein given to the Voting Trustees shall vest in the remaining and the new Voting Trustee without further conveyance or formality.

      11. Meetings of Holders of Voting Trust Certificates. Whenever the vote of
          ------------------------------------------------
the holders of Voting Trust Certificates is required, such vote shall be taken at a special meeting of such holders called by any Voting Trustee or by Voting Trust Certificate holders holding more than twenty-five percent (25%) of the beneficial interest under this Agreement, and such meeting shall be held at the last designated office of the Voting Trustees. Notice of the time and place of such meeting shall be given to all of the holders of Voting Trust Certificates not less than seven (7) days before the day specified in such notice as the day on which such meeting shall be held.

      12. Compensation of Voting Trustees. The Voting Trustees are not to
          -------------------------------
receive any compensation for their services hereunder. The Voting Trustees may employ counsel and such other assistance as may be convenient in the performance of their functions. The Voting Trustees may receive from the holders of Voting Trust Certificates reimbursement or indemnity for and against any and all claims, expenses and liabilities incurred by them or asserted against them in connection with or growing out of this Agreement or the discharge of their duties hereunder. Any such claims, expenses or liabilities shall be charged to the holders of the Voting Trust Certificates pro rata and may be deducted from dividends or other distributions to them, or may be made a charge payable as a condition to the delivery of assets out of trust in exchange for Voting Trust Certificates as provided herein, and the Voting Trustees shall be entitled to a lien therefor upon the assets held in trust hereunder for such claim, expenses and liabilities.

      13. Loss of Voting Trust Certificates. In case of the loss, destruction or
          ---------------------------------
mutilation of a Voting Trust Certificate, the Trustees may issue a duplicate of such certificate upon receipt of satisfactory evidence of such loss, destruction or mutilation and an indemnity agreement, if the Voting Trustees so require, against loss or expense in connection with the issuance of a new Voting Trust Certificate.

      14. Term. This Agreement shall continue in full force and effect until
          ----
terminated upon the happening of any of the following events:

            (i) the execution by the Voting Trustees hereunder of a statement of termination duly filed at the principal office of the Corporation; or

            (ii) the execution of a termination agreement duly signed by all of the holders of all of the Voting Trust Certificates outstanding under this Agreement duly filed at the principal office of the Corporation; or

            (iii) the distribution of all assets of the Trust in exchange for surrender of all Voting Trust Certificates in accordance with
                  Section 4(c).

      15. Notices. Whenever any notice is required to be given to the holders of
          -------
Voting Trust Certificates under the terms of this Agreement, such notice shall be deemed to have been duly given if mailed by registered or certified mail to each registered holder of the Voting Trust Certificates at his last known address as shown on the records of the Voting Trustees, and whenever any notice is required to be given to the Voting Trustees under the terms of this Agreement, said notice shall be deemed to have been duly given if mailed by registered or certified mail to the Voting Trustees at c/o PowerStation Technologies, Inc., 61 Pleasant Street, Randolph, Massachusetts, 02368 or such other address as the Voting Trustees may hereafter designate by notice to the holders of Voting Trust Certificates.

      16. Agreement and Amendments. Copies of this Agreement, and of every
          ------------------------
agreement supplemental hereto or amendatory hereof, shall be filed in the principal office of the Corporation and shall be open to inspection by any beneficiary of this Trust during normal business hours. This Voting Trust may at any time be altered or amended only by the vote of those at the time holding all of the Voting Trust Certificates.

      17. Binding Effect; Successors. The terms, conditions and provisions
          --------------------------
hereof shall be binding upon and inure to the benefit of the holders from time to time of the Voting Trust Certificates. Every person entitled to receive Voting Trust Certificates representing Shares, and their transferees and assigns, upon accepting the Voting Trust Certificates issued hereunder, shall become parties to and be bound by the provisions of this Agreement with the same effect as if they had executed the Agreement. Permitted transferees of the Voting Trust Certificates shall, whether or not otherwise specified in this Agreement, succeed to the rights and privileges of their transferors.

      18. Governing Law; Severability. This Voting Trust Agreement shall be
          ---------------------------
deemed made under the laws of the Commonwealth of Massachusetts and, together with the rights and obligations of the parties hereunder, shall be construed under and governed by the laws of such Commonwealth. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision hereof.

      19. Counterparts. This Agreement may be executed in multiple counterparts,
          ------------
each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      20. Additional Parties. Additional holders of the capital stock of the
          ------------------
Corporation (the "Additional Parties" or "Additional Party") may become parties to this Agreement by executing a counterpart of this Agreement in substantially the form attached hereto as Exhibit B. An original copy of this Agreement and any counterpart subsequently executed shall be kept by the Clerk of the Corporation. Upon execution of a counterpart to this Agreement, the Additional Party shall deposit with the Voting Trustees certificate(s) for shares of the capital stock of the Corporation which shall become subject to this Agreement and receive in the place thereof Voting Trust Certificate(s) certifying the number of shares so deposited in the manner provided herein.

      21. Effect of Table of Contents and Headings. Any table of contents, title
          ----------------------------------------
of an article or section heading herein contained is for convenience of reference only and shall not affect the meaning of construction of any of the provisions hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed, under seal.

                                  STOCKHOLDERS:


                                  /s/ Wayne Smith
                                  --------------------------------------
                                  Wayne Smith


                                  /s/ Helen Smith
                                  --------------------------------------
                                  Helen Smith

                                  /s/ Laurel Smith
                                  --------------------------------------
                                  Laurel Smith

                                  /s/ Jennifer Smith
                                  --------------------------------------
                                  Jennifer Smith

                                  /s/ June Millison Smith
                                  --------------------------------------
                                  June Smith Millison

                                  /s/ Mildred Genovesi
                                  --------------------------------------
                                  Mildred Genovesi

      The undersigned Voting Trustees hereby accept the trust hereby created.

                                    VOTING TRUSTEES:


                                    /s/ Lawrence A. Genovesi
                                    --------------------------------------
                                    Lawrence A. Genovesi


                                    /s/ Cheryl H. Smith
                                    --------------------------------------
                                    Cheryl H. Smith

                                    EXHIBIT A
                                    ---------

                            VOTING TRUST CERTIFICATE
                            ------------------------

                         POWERSTATION TECHNOLOGIES, INC.
                           A Massachusetts Corporation

No. 6                                                10,000 Shares

      Lawrence A. Genovesi and Cheryl H. Smith, Voting Trustees of the capital stock of Powerstation Technologies, Inc. (the "Corporation") under and agreement dated ________, _____, 1995 by and among the stockholders, in their capacity as stockholders of the Corporation, party thereto and Lawrence A. Genovesi and Cheryl H. Smith in their capacity as Voting Trustees (hereinafter called the "Voting Trust Agreement"), having received certain shares of capital stock of the Corporation pursuant to such Agreement, hereby certify that Helen Smith will be entitled to receive a certificate for 10,000 shares of common stock, $.01 par value, of the Corporation upon the expiration of the Voting Trust Agreement, and in the meantime shall be entitled to receive payments of dividends or distributions that may be collected by the undersigned trustees upon a like number of such shares to the extent and in the manner provided under the terms of the Voting Trust Agreement.

      This certificate is transferable only on the books of the undersigned trustees by the registered holder in person or by his duly authorized attorney, and the holder hereof, by accepting this certificate, adopts and ratifies the Voting Trust Agreement and manifests his consent that the undersigned trustees may treat the registered holder hereof as the true owner for all purposes except the delivery of stock certificates, which delivery shall not be made without the surrender hereof.

      This certificate is issued pursuant to, and the rights of the holder hereof are subject to, all the terms and conditions of the Voting Trust Agreement.

      IN WITNESS WHEREOF, Lawrence A. Genovesi and Cheryl H. Smith as Voting Trustees have hereunto executed this certificate this ____day ___________, 1995.

                                          /s/ Lawrence A. Genovesi
                                          -----------------------------------
                                          Lawrence A. Genovesi


                                          /s/ Cheryl H. Smith
                                          -----------------------------------
                                          Cheryl H. Smith

                                    EXHIBIT B
                                    ---------

                         POWERSTATION TECHNOLOGIES, INC.
                           STOCK RESTRICTION AGREEMENT

                           Counterpart Signature Page
                           --------------------------

      The undersigned stockholder of PowerStation Technologies, Inc. hereby agrees to be bound by the terms of that certain Voting Trust Agreement made effective as of the ______ day of ________, 1995 between Lawrence A. Genovesi and Cheryl H. Smith in their capacity as Voting Trustees and the original signatories thereto with the same force and effect as if the undersigned Stockholder were an original party to the Voting Trust Agreement.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hand, effective as of _________, 1995 as an instrument under seal.

                                  STOCKHOLDER:


                                  /s/ Helen C. Smith
                                  -----------------------------------


                                  VOTING TRUSTEES:


                                  /s/ Lawrence A. Genovesi
                                  -----------------------------------
                                  Lawrence A. Genovesi, as Voting Trustee


                                  /s/ Cheryl H. Smith
                                  -----------------------------------
                                  Cheryl H. Smith, as Voting Trustee

                                    EXHIBIT A
                                    ---------

                            VOTING TRUST CERTIFICATE
                            ------------------------

                         POWERSTATION TECHNOLOGIES, INC.
                          A Massachusetts, Corporation

No. 4                                                1,000 Shares

      Lawrence A. Genovesi and Cheryl H. Smith, Voting Trustees of the capital stock of Powerstation Technologies, Inc. (the "Corporation") under and agreement dated ___________, _______, 1995 by and among the stockholders, in their capacity as stockholders of the Corporation, party thereto and Lawrence A. Genovesi and Cheryl H. Smith in their capacity as Voting Trustees (hereinafter called the "Voting Trust Agreement"), having received certain shares of capital stock of the Corporation pursuant to such Agreement, hereby certify that Laurel Smith will be entitled to receive a certificate for 1,000 shares of common stock, $.01 par value, of the Corporation upon the expiration of the Voting Trust Agreement, and in the meantime shall be entitled to receive payments of dividends or distributions that may be collected by the undersigned trustees upon a like number of such shares to the extent and in the manner provided under the terms of the Voting Trust Agreement.

      This certificate is transferable only on the books of the undersigned trustees by the registered holder in person or by his duly authorized attorney, and the holder hereof, by accepting this certificate, adopts and ratifies the Voting Trust Agreement and manifests his consent that the undersigned trustees may treat the registered holder hereof as the true owner for all purposes except the delivery of stock certificates, which delivery shall not be made without the surrender hereof.

      This certificate is issued pursuant to, and the rights of the holder hereof are subject to, all the terms and conditions of the Voting Trust Agreement.

      IN WITNESS WHEREOF, Lawrence A. Genovesi and Cheryl H. Smith as Voting Trustees have hereunto executed this certificate this ______ day ________, 1995.

                                          /s/ Lawrence A. Genovesi
                                          -----------------------------------
                                          Lawrence A. Genovesi


                                          /s/ Cheryl H. Smith
                                          -----------------------------------
                                          Cheryl H. Smith

                                    EXHIBIT B
                                    ---------

                         POWERSTATION TECHNOLOGIES, INC.
                           STOCK RESTRICTION AGREEMENT

                           Counterpart Signature Page
                           --------------------------

      The undersigned stockholder of PowerStation Technologies, Inc. hereby agrees to be bound by the terms of that certain Voting Trust Agreement made effective as of the _____ day of _________, 1995 between Lawrence A. Genovesi and Cheryl H. Smith in their capacity as Voting Trustees and the original signatories thereto with the same force and effect as if the undersigned Stockholder were an original party to the Voting Trust Agreement.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hand, effective as of _____ ____, 1995 as an instrument under seal.

                                  STOCKHOLDER:


                                  /s/ Laurel Smith
                                  -----------------------------------

                                  VOTING TRUSTEES:


                                  /s/ Lawrence A. Genovesi
                                  -----------------------------------
                                  Lawrence A. Genovesi, as Voting Trustee


                                  /s/ Cheryl H. Smith
                                  -----------------------------------
                                  Cheryl H. Smith, as Voting Trustee

                                    EXHIBIT A
                                    ---------

                            VOTING TRUST CERTIFICATE
                            ------------------------

                         POWERSTATION TECHNOLOGIES, INC.
                          A Massachusetts, Corporation

No. 3                                                10,000 Shares

      Lawrence A. Genovesi and Cheryl H. Smith, Voting Trustees of the capital stock of Powerstation Technologies, Inc. (the "Corporation") under and agreement dated ________, ______, 1995 by and among the stockholders, in their capacity as stockholders of the Corporation, party thereto and Lawrence A. Genovesi and Cheryl H. Smith in their capacity as Voting Trustees (hereinafter called the "Voting Trust Agreement"), having received certain shares of capital stock of the Corporation pursuant to such Agreement, hereby certify that Wayne and Helen Smith will be entitled to receive a certificate for 10,000 shares of common stock, $.01 par value, of the Corporation upon the expiration of the Voting Trust Agreement, and in the meantime shall be entitled to receive payments of dividends or distributions that may be collected by the undersigned trustees upon a like number of such shares to the extent and in the manner provided under the terms of the Voting Trust Agreement.

      This certificate is transferable only on the books of the undersigned trustees by the registered holder in person or by his duly authorized attorney, and the holder hereof, by accepting this certificate, adopts and ratifies the Voting Trust Agreement and manifests his consent that the undersigned trustees may treat the registered holder hereof as the true owner for all purposes except the delivery of stock certificates, which delivery shall not be made without the surrender hereof.

      This certificate is issued pursuant to, and the rights of the holder hereof are subject to, all the terms and conditions of the Voting Trust Agreement.

      IN WITNESS WHEREOF, Lawrence A. Genovesi and Cheryl H. Smith as Voting Trustees have hereunto executed this certificate this _____ day _______, 1995.

                                          /s/ Lawrence A. Genovesi
                                          -----------------------------------
                                          Lawrence A. Genovesi


                                          /s/ Cheryl H. Smith
                                          -----------------------------------
                                          Cheryl H. Smith

                                    EXHIBIT B
                                    ---------

                         POWERSTATION TECHNOLOGIES, INC.
                           STOCK RESTRICTION AGREEMENT

                           Counterpart Signature Page
                           --------------------------

      The undersigned stockholder of PowerStation Technologies, Inc. hereby agrees to be bound by the terms of that certain Voting Trust Agreement made effective as of the ___ day of _______, 1995 between Lawrence A. Genovesi and Cheryl H. Smith in their capacity as Voting Trustees and the original signatories thereto with the same force and effect as if the undersigned Stockholder were an original party to the Voting Trust Agreement.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hand, effective as of 1995 as an instrument under seal.

                                          STOCKHOLDER:


                                          /s/ Wayne Smith
                                          -----------------------------------
                                          /s/ Helen Smith
                                          -----------------------------------

                                          VOTING TRUSTEES:


                                          /s/ Lawrence A. Genovesi
                                          -----------------------------------
                                          Lawrence A. Genovesi, as Voting
                                          Trustee


                                          /s/ Cheryl H. Smith
                                          -----------------------------------
                                          Cheryl H. Smith, as Voting Trustee

                                    EXHIBIT A
                                    ---------

                            VOTING TRUST CERTIFICATE
                            ------------------------

                         POWERSTATION TECHNOLOGIES, INC.
                           A Massachusetts Corporation

No. 9                                                4,000 Shares

      Lawrence A. Genovesi and Cheryl H. Smith, Voting Trustees of the capital stock of Powerstation Technologies, Inc. (the "Corporation") under and agreement dated ________, ____, 1995 by and among the stockholders, in their capacity as stockholders of the Corporation, party thereto and Lawrence A. Genovesi and Cheryl H. Smith in their capacity as Voting Trustees (hereinafter called the "Voting Trust Agreement"), having received certain shares of capital stock of the Corporation pursuant to such Agreement, hereby certify that Mildred Genovesi will be entitled to receive a certificate for 4,000 shares of common stock, $.01 par value, of the Corporation upon the expiration of the Voting Trust Agreement, and in the meantime shall be entitled to receive payments of dividends or distributions that may be collected by the undersigned trustees upon a like number of such shares to the extent and in the manner provided under the terms of the Voting Trust Agreement.

      This certificate is transferable only on the books of the undersigned trustees by the registered holder in person or by his duly authorized attorney, and the holder hereof, by accepting this certificate, adopts and ratifies the Voting Trust Agreement and manifests his consent that the undersigned trustees may treat the registered holder hereof as the true owner for all purposes except the delivery of stock certificates, which delivery shall not be made without the surrender hereof.

      This certificate is issued pursuant to, and the rights of the holder hereof are subject to, all the terms and conditions of the Voting Trust Agreement.

      IN WITNESS WHEREOF, Lawrence A. Genovesi and Cheryl H. Smith as Voting Trustees have hereunto executed this certificate this ____ day ______, 1995.

                                          /s/ Larence A. Genovesi
                                          -----------------------------------
                                          Lawrence A. Genovesi


                                          /s/ Cheryl H. Smith
                                          -----------------------------------
                                          Cheryl H. Smith

                                    EXHIBIT B
                                    ---------

                         POWERSTATION TECHNOLOGIES, INC.
                           STOCK RESTRICTION AGREEMENT

                           Counterpart Signature Page
                           --------------------------

      The undersigned stockholder of PowerStation Technologies, Inc. hereby agrees to be bound by the terms of that certain Voting Trust Agreement made effective as of the ____ day of ______, 1995 between Lawrence A. Genovesi and Cheryl H. Smith in their capacity as Voting Trustees and the original signatories thereto with the same force and effect as if the undersigned Stockholder were an original party to the Voting Trust Agreement.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hand, effective as of 1995 as an instrument under seal.

                                          STOCKHOLDER:


                                          /s/ Mildred Genovesi
                                          -----------------------------------

                                          VOTING TRUSTEES:


                                          /s/ Lawrence A. Genovesi
                                          -----------------------------------
                                          Lawrence A. Genovesi, as Voting
                                          Trustee


                                          /s/ Cheryl H. Smith
                                          -----------------------------------
                                          Cheryl H. Smith, as Voting Trustee

                                    EXHIBIT B
                                    ---------

                              NETWORK ENGINES, INC.
                   (FORMERLY, POWERSTATION TECHNOLOGIES, INC.)

                       DECLARATION AND AGREEMENT OF TRUST

                           Counterpart Signature Page
                           --------------------------

      The undersigned stockholder of Network Engines, Inc. hereby agrees to be bound by the terms of that certain Voting Trust Agreement made effective as of the 1st day of October, 1995 between Lawrence A. Genovesi and Cheryl H. Smith in their capacity as Voting Trustees and the original signatories thereto with the same force and effect as if the undersigned Stockholder were an original party to the Voting Trust Agreement.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hand, effective as of June 23, 1998 as an instrument under seal.

                                    STOCKHOLDER:


                                    /s/ Elizabeth Frye Steele
                                    ------------------------------------------
                                    Elizabeth Frye Steele


                                    VOTING TRUSTEES:


                                    /s/ Lawrence A. Genovesi
                                    ------------------------------------------
                                    Lawrence A. Genovesi, as Voting Trustee


                                    /s/ Cheryl H. Smith
                                    ------------------------------------------
                                    Cheryl H. Smith, as Voting Trustee

                                    EXHIBIT B
                                    ---------

                             NETWORK ENGINES, INC.
                   (FORMERLY, POWERSTATION TECHNOLOGIES, INC.)

                       DECLARATION AND AGREEMENT OF TRUST

                           Counterpart Signature Page
                           --------------------------

      The undersigned stockholder of Network Engines, Inc. hereby agrees to be bound by the terms of that certain Voting Trust Agreement made effective as of the 1st day of October, 1995 between Lawrence A. Genovesi and Cheryl H. Smith in their capacity as Voting Trustees and the original signatories thereto with the same force and effect as if the undersigned Stockholder were an original party to the Voting Trust Agreement.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hand, effective as of June 23, 1998 as an instrument under seal.

                                    STOCKHOLDER:


                                    /s/ Bruce E. Smith
                                    ------------------------------------------
                                    Bruce E. Smith


                                    VOTING TRUSTEES:


                                    /s/ Lawrence A. Genovesi
                                    ------------------------------------------
                                    Lawrence A. Genovesi, as Voting Trustee


                                    /s/ Cheryl H. Smith
                                    ------------------------------------------
                                    Cheryl H. Smith, as Voting Trustee

                                    EXHIBIT B
                                    ---------

                              NETWORK ENGINES, INC.
                   (FORMERLY, POWERSTATION TECHNOLOGIES, INC.)

                       DECLARATION AND AGREEMENT OF TRUST

                           Counterpart Signature Page
                           --------------------------

      The undersigned stockholder of Network Engines, Inc. hereby agrees to be bound by the terms of that certain Voting Trust Agreement made effective as of the 1st day of October, 1995 between Lawrence A. Genovesi and Cheryl H. Smith in their capacity as Voting Trustees and the original signatories thereto with the same force and effect as if the undersigned Stockholder were an original party to the Voting Trust Agreement.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hand, effective as of June 23, 1998 as an instrument under seal.

                                    STOCKHOLDER:


                                    /s/ Wayne E. Smith, Jr.
                                    ------------------------------------------
                                    Wayne E. Smith, Jr.


                                    VOTING TRUSTEES:


                                    /s/ Lawrence A. Genovesi
                                    ------------------------------------------
                                    Lawrence A. Genovesi, as Voting Trustee


                                    /s/ Cheryl H. Smith
                                    ------------------------------------------
                                    Cheryl H. Smith, as Voting Trustee

                                    EXHIBIT B
                                    ---------

                              NETWORK ENGINES, INC.
                   (FORMERLY, POWERSTATION TECHNOLOGIES, INC.)

                       DECLARATION AND AGREEMENT OF TRUST

                           Counterpart Signature Page
                           --------------------------

      The undersigned stockholder of Network Engines, Inc. hereby agrees to be bound by the terms of that certain Voting Trust Agreement made effective as of the 1st day of October, 1995 between Lawrence A. Genovesi and Cheryl H. Smith in their capacity as Voting Trustees and the original signatories thereto with the same force and effect as if the undersigned Stockholder were an original party to the Voting Trust Agreement.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hand, effective as of June 23, 1998 as an instrument under seal.

                                    STOCKHOLDER:


                                    /s/ Laird E. Smith
                                    ------------------------------------------
                                    Laird E. Smith, Jr.


                                    VOTING TRUSTEES:


                                    /s/ Lawrence A. Genovesi
                                    ------------------------------------------
                                    Lawrence A. Genovesi, as Voting Trustee


                                    /s/ Cheryl H. Smith
                                    ------------------------------------------
                                    Cheryl H. Smith, as Voting Trustee

                                   EXHIBIT A
                                   ---------

                            VOTING TRUST CERTIFICATE
                            ------------------------

                              NETWORK ENGINES, INC.
                   (FORMERLY, POWERSTATION TECHNOLOGIES, INC.)
                           A Massachusetts Corporation

No. 10                                                            2,500 Shares

      Lawrence A. Genovesi and Cheryl H. Smith, Voting Trustees of the Capital stock of Network Engines, Inc. (the "Corporation") under an agreement dated October 1, 1995, by and among the stockholders, in their capacity as stockholders of the Corporation, party thereto and Lawrence A. Genovesi and Cheryl H. Smith in their capacity as Voting Trustees (hereinafter called "Voting Trust Agreement"), having received certain shares of capital stock of the Corporation pursuant to such Agreement, hereby certify that Elizabeth Frye Steele will be entitled to receive a certificate for 2,500 shares of the common stock, $.01 value, of the Corporation upon the expiration of the Voting Trust Agreement, and in the meantime shall be entitled to receive payments of dividends or distributions that may be collected by the undersigned trustees upon a like number of such shares to the extent and in the manner provided under the terms of the Voting Trust Agreement.

      This certificate is transferable only on the books of the undersigned trustees by the registered holder in person or by his duly authorized attorney, and the holder hereof, buy accepting this certificate, adopts and ratifies the Voting Trust Agreement and manifests his consent that the undersigned trustees may treat the registered holder hereof as the true owner for all purposes except the delivery of stock certificates, which delivery shall not be made without the surrender hereof.

      This certificate issued pursuant to, and the rights of the holder hereof are subject to, all the terms and conditions of the Voting Trust Agreement.

      IN WITNESS WHEREOF, Lawrence A. Genovesi and Cheryl H. Smith as Voting Trustees have hereunto executed this certificate this 23rd of June, 1998.

                                    /s/ Lawrence A. Genovesi
                                    ------------------------------------------
                                    Lawrence A. Genovesi


                                    /s/ Cheryl H. Smith
                                    ------------------------------------------
                                    Cheryl H. Smith

                                    EXHIBIT A
                                    ---------

                            VOTING TRUST CERTIFICATE
                            ------------------------

                              NETWORK ENGINES, INC.
                   (FORMERLY, POWERSTATION TECHNOLOGIES, INC.)
                           A Massachusetts Corporation

No. 11                                                            2,500 Shares

      Lawrence A. Genovesi and Cheryl H. Smith, Voting Trustees of the Capital stock of Network Engines, Inc. (the "Corporation") under an agreement dated October 1, 1995, by and among the stockholders, in their capacity as stockholders of the Corporation, party thereto and Lawrence A. Genovesi and Cheryl H. Smith in their capacity as Voting Trustees (hereinafter called "Voting Trust Agreement"), having received certain shares of capital stock of the Corporation pursuant to such Agreement, hereby certify that Bruce E. Smith will be entitled to receive a certificate for 2,500 shares of the common stock, $.01 value, of the Corporation upon the expiration of the Voting Trust Agreement, and in the meantime shall be entitled to receive payments of dividends or distributions that may be collected by the undersigned trustees upon a like number of such shares to the extent and in the manner provided under the terms of the Voting Trust Agreement.

      This certificate is transferable only on the books of the undersigned trustees by the registered holder in person or by his duly authorized attorney, and the holder hereof, buy accepting this certificate, adopts and ratifies the Voting Trust Agreement and manifests his consent that the undersigned trustees may treat the registered holder hereof as the true owner for all purposes except the delivery of stock certificates, which delivery shall not be made without the surrender hereof.

      This certificate issued pursuant to, and the rights of the holder hereof are subject to, all the terms and conditions of the Voting Trust Agreement.

      IN WITNESS WHEREOF, Lawrence A. Genovesi and Cheryl H. Smith as Voting Trustees have hereunto executed this certificate this 23rd of June, 1998.

                                    /s/ Lawrence A. Genovesi
                                    ------------------------------------------
                                    Lawrence A. Genovesi


                                    /s/ Cheryl H. Smith
                                    ------------------------------------------
                                    Cheryl H. Smith

                                    EXHIBIT A
                                    ---------

                            VOTING TRUST CERTIFICATE
                            ------------------------

                              NETWORK ENGINES, INC.
                   (FORMERLY, POWERSTATION TECHNOLOGIES, INC.)
                           A Massachusetts Corporation

No. 12                                                            2,500 Shares

      Lawrence A. Genovesi and Cheryl H. Smith, Voting Trustees of the Capital stock of Network Engines, Inc. (the "Corporation") under an agreement dated October 1, 1995, by and among the stockholders, in their capacity as stockholders of the Corporation, party thereto and Lawrence A. Genovesi and Cheryl H. Smith in their capacity as Voting Trustees (hereinafter called "Voting Trust Agreement"), having received certain shares of capital stock of the Corporation pursuant to such Agreement, hereby certify that Wayne E. Smith, Jr. will be entitled to receive a certificate for 2,500 shares of the common stock, $.01 value, of the Corporation upon the expiration of the Voting Trust Agreement, and in the meantime shall be entitled to receive payments of dividends or distributions that may be collected by the undersigned trustees upon a like number of such shares to the extent and in the manner provided under the terms of the Voting Trust Agreement.

      This certificate is transferable only on the books of the undersigned trustees by the registered holder in person or by his duly authorized attorney, and the holder hereof, buy accepting this certificate, adopts and ratifies the Voting Trust Agreement and manifests his consent that the undersigned trustees may treat the registered holder hereof as the true owner for all purposes except the delivery of stock certificates, which delivery shall not be made without the surrender hereof.

      This certificate issued pursuant to, and the rights of the holder hereof are subject to, all the terms and conditions of the Voting Trust Agreement.

      IN WITNESS WHEREOF, Lawrence A. Genovesi and Cheryl H. Smith as Voting Trustees have hereunto executed this certificate this 23rd of June, 1998.

                                    /s/ Lawrence A. Genovesi
                                    ------------------------------------------
                                    Lawrence A. Genovesi


                                    /s/ Cheryl H. Smith
                                    ------------------------------------------
                                    Cheryl H. Smith

                                    EXHIBIT A
                                    ---------

                            VOTING TRUST CERTIFICATE
                            ------------------------

                              NETWORK ENGINES, INC.
                   (FORMERLY, POWERSTATION TECHNOLOGIES, INC.)
                           A Massachusetts Corporation

No. 13                                                            2,500 Shares

      Lawrence A. Genovesi and Cheryl H. Smith, Voting Trustees of the Capital stock of Network Engines, Inc. (the "Corporation") under an agreement dated October 1, 1995, by and among the stockholders, in their capacity as stockholders of the Corporation, party thereto and Lawrence A. Genovesi and Cheryl H, Smith in their capacity as Voting Trustees (hereinafter called "Voting Trust Agreement"), having received certain shares of capital stock of the Corporation pursuant to such Agreement, hereby certify that Laird E. Smith will be entitled to receive a certificate for 2,500 shares of the common stock, $.01 value, of the Corporation upon the expiration of the Voting Trust Agreement, and in the meantime shall be entitled to receive payments of dividends or distributions that may be collected by the undersigned trustees upon a like number of such shares to the extent and in the manner provided under the terms of the Voting Trust Agreement.

      This certificate is transferable only on the books of the undersigned trustees by the registered holder in person or by his duly authorized attorney, and the holder hereof, buy accepting this certificate, adopts and ratifies the Voting Trust Agreement and manifests his consent that the undersigned trustees may treat the registered holder hereof as the true owner for all purposes except the delivery of stock certificates, which delivery shall not be made without the surrender hereof.

      This certificate issued pursuant to, and the rights of the holder hereof are subject to, all the terms and conditions of the Voting Trust Agreement.

      IN WITNESS WHEREOF, Lawrence A. Genovesi and Cheryl H. Smith as Voting Trustees have hereunto executed this certificate this 23rd of June, 1998.

                                    /s/ Lawrence A. Genovesi
                                    ------------------------------------------
                                    Lawrence A. Genovesi


                                    /s/ Cheryl H. Smith
                                    ------------------------------------------
                                    Cheryl H. Smith

                                    EXHIBIT B
                                    ---------

                              NETWORK ENGINES, INC.
                   (FORMERLY, POWERSTATION TECHNOLOGIES, INC.)

                       DECLARATION AND AGREEMENT OF TRUST

                           Counterpart Signature Page
                           --------------------------

      The undersigned stockholder of Network Engines, Inc. hereby agrees to be bound by the terms of that certain Voting Trust Agreement made effective as of the 1st day of October, 1995 between Lawrence A. Genovesi and Cheryl H. Smith in their capacity as Voting Trustees and the original signatories thereto with the same force and effect as if the undersigned Stockholder were an original party to the Voting Trust Agreement.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hand, effective as of August 22, 1999 as an instrument under seal.

                                    STOCKHOLDER:


                                    /s/ Wayne E. Smith, Jr.
                                    -----------------------
                                    Wayne E. Smith Jr.


                                    VOTING TRUSTEES:


                                    /s/ Lawrence A. Genovesi
                                    ------------------------
                                    Lawrence A. Genovesi, as Voting Trustee


                                    /s/ Cheryl H. Smith
                                    ------------------------
                                    Cheryl H. Smith, as Voting Trustee

                                   EXHIBIT B
                                   ---------

                              NETWORK ENGINES, INC.
                   (FORMERLY, POWERSTATION TECHNOLOGIES, INC.)

                       DECLARATION AND AGREEMENT OF TRUST

                           Counterpart Signature Page
                           --------------------------

      The undersigned stockholder of Network Engines, Inc. hereby agrees to be bound by the terms of that certain Voting Trust Agreement made effective as of the 1st day of October, 1995 between Lawrence A. Genovesi and Cheryl H. Smith in their capacity as Voting Trustees and the original signatories thereto with the same force and effect as if the undersigned Stockholder were an original party to the Voting Trust Agreement.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hand, effective as of August 22, 1999 as an instrument under seal.

                                    STOCKHOLDER:


                                    /s/ Bruce E. Smith
                                    ------------------------
                                    Bruce E. Smith


                                    VOTING TRUSTEES:


                                    /s/ Lawrence A. Genovesi
                                    ------------------------
                                    Lawrence A. Genovesi, as Voting Trustee


                                    /s/ Cheryl H. Smith
                                    ------------------------
                                    Cheryl H. Smith, as Voting Trustee

                                    EXHIBIT B
                                    ---------

                              NETWORK ENGINES, INC.
                   (FORMERLY, POWERSTATION TECHNOLOGIES, INC.)

                       DECLARATION AND AGREEMENT OF TRUST

                           Counterpart Signature Page
                           --------------------------

      The undersigned stockholder of Network Engines, Inc. hereby agrees to be bound by the terms of that certain Voting Trust Agreement made effective as of the 1st day of October, 1995 between Lawrence A. Genovesi and Cheryl H. Smith in their capacity as Voting Trustees and the original signatories thereto with the same force and effect as if the undersigned Stockholder were an original party to the Voting Trust Agreement.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hand, effective as of August 22, 1999 as an instrument under seal.

                                    STOCKHOLDER:


                                    /s/ Laird E. Smith
                                    ------------------------
                                    Laird E. Smith


                                    VOTING TRUSTEES:


                                    /s/ Lawrence A. Genovesi
                                    ------------------------
                                    Lawrence A. Genovesi, as Voting Trustee


                                    /s/ Cheryl H. Smith
                                    ------------------------
                                    Cheryl H. Smith, as Voting Trustee

                                    EXHIBIT A
                                    ---------

                            VOTING TRUST CERTIFICATE
                            ------------------------

                             NETWORK ENGINES, INC.
                   (FORMERLY, POWERSTATION TECHNOLOGIES, INC.)
                           A Massachusetts Corporation

No. 14                                                            3,334 Shares

      Lawrence A. Genovesi and Cheryl H. Smith, Voting Trustees of the Capital stock of Network Engines, Inc. (the "Corporation") under an agreement dated October 1, 1995, by and among the stockholders, in their capacity as stockholders of the Corporation, party thereto and Lawrence A. Genovesi and Cheryl H. Smith in their capacity as Voting Trustees (hereinafter called "Voting Trust Agreement"), having received certain shares of capital stock of the Corporation pursuant to such Agreement, hereby certify that Wayne E. Smith Jr. will be entitled to receive a certificate for 3,334 shares of the common stock, $.01 value, of the Corporation upon the expiration of the Voting Trust Agreement, and in the meantime shall be entitled to receive payments of dividends or distributions that may be collected by the undersigned trustees upon a like number of such shares to the extent and in the manner provided under the terms of the Voting Trust Agreement.

      This certificate is transferable only on the books of the undersigned trustees by the registered holder in person or by his duly authorized attorney, and the holder hereof, buy accepting this certificate, adopts and ratifies the Voting Trust Agreement and manifests his consent that the undersigned trustees may treat the registered holder hereof as the true owner for all purposes except the delivery of stock certificates, which delivery shall not be made without the surrender hereof.

      This certificate issued pursuant to, and the rights of the holder hereof are subject to, all the terms and conditions of the Voting Trust Agreement.

      IN WITNESS WHEREOF, Lawrence A. Genovesi and Cheryl H. Smith as Voting Trustees have hereunto executed this certificate this 22nd day of August, 1999.

                                    /s/ Lawrence A. Genovesi
                                    ------------------------
                                    Lawrence A. Genovesi


                                    /s/ Cheryl H. Smith
                                    ------------------------
                                    Cheryl H. Smith

                                    EXHIBIT A
                                    ---------

                            VOTING TRUST CERTIFICATE
                            ------------------------

                              NETWORK ENGINES, INC.
                   (FORMERLY, POWERSTATION TECHNOLOGIES, INC.)
                           A Massachusetts Corporation

No. 15                                                            3,333 Shares

      Lawrence A. Genovesi and Cheryl H. Smith, Voting Trustees of the Capital stock of Network Engines, Inc. (the "Corporation") under an agreement dated October 1, 1995, by and among the stockholders, in their capacity as stockholders of the Corporation, party thereto and Lawrence A. Genovesi and Cheryl H. Smith in their capacity as Voting Trustees (hereinafter called "Voting Trust Agreement"), having received certain shares of capital stock of the Corporation pursuant to such Agreement, hereby certify that Bruce E. Smith will be entitled to receive a certificate for 3,333 shares of the common stock, $.01 value, of the Corporation upon the expiration of the Voting Trust Agreement, and in the meantime shall be entitled to receive payments of dividends or distributions that may be collected by the undersigned trustees upon a like number of such shares to the extent and in the manner provided under the terms of the Voting Trust Agreement.

      This certificate is transferable only on the books of the undersigned trustees by the registered holder in person or by his duly authorized attorney, and the holder hereof, buy accepting this certificate, adopts and ratifies the Voting Trust Agreement and manifests his consent that the undersigned trustees may treat the registered holder hereof as the true owner for all purposes except the delivery of stock certificates, which delivery shall not be made without the surrender hereof.

      This certificate issued pursuant to, and the rights of the holder hereof are subject to, all the terms and conditions of the Voting Trust Agreement.

      IN WITNESS WHEREOF, Lawrence A. Genovesi and Cheryl H. Smith as Voting Trustees have hereunto executed this certificate this 22nd day of August, 1999.

                                    /s/ Lawrence A. Genovesi
                                    ------------------------
                                    Lawrence A. Genovesi


                                    /s/ Cheryl H. Smith
                                    ------------------------
                                    Cheryl H. Smith

                                    EXHIBIT A
                                    ---------

                            VOTING TRUST CERTIFICATE
                            ------------------------

                              NETWORK ENGINES, INC.
                   (FORMERLY, POWERSTATION TECHNOLOGIES, INC.)
                           A Massachusetts Corporation

No. 16                                                            3,333 Shares

      Lawrence A. Genovesi and Cheryl H. Smith, Voting Trustees of the Capital stock of Network Engines, Inc. (the "Corporation") under an agreement dated October 1, 1995, by and among the stockholders, in their capacity as stockholders of the Corporation, party thereto and Lawrence A. Genovesi and Cheryl H. Smith in their capacity as Voting Trustees (hereinafter called "Voting Trust Agreement"), having received certain shares of capital stock of the Corporation pursuant to such Agreement, hereby certify that Laird E. Smith will be entitled to receive a certificate for 3,333 shares of the common stock, $.01 value, of the Corporation upon the expiration of the Voting Trust Agreement, and in the meantime shall be entitled to receive payments of dividends or distributions that may be collected by the undersigned trustees upon a like number of such shares to the extent and in the manner provided under the terms of the Voting Trust Agreement.

      This certificate is transferable only on the books of the undersigned trustees by the registered holder in person or by his duly authorized attorney, and the holder hereof, buy accepting this certificate, adopts and ratifies the Voting Trust Agreement and manifests his consent that the undersigned trustees may treat the registered holder hereof as the true owner for all purposes except the delivery of stock certificates, which delivery shall not be made without the surrender hereof.

      This certificate issued pursuant to, and the rights of the holder hereof are subject to, all the terms and conditions of the Voting Trust Agreement.

      IN WITNESS WHEREOF, Lawrence A. Genovesi and Cheryl H. Smith as Voting Trustees have hereunto executed this certificate this 22nd day of August, 1999.

                                    /s/ Lawrence A. Genovesi
                                    ------------------------
                                    Lawrence A. Genovesi


                                    /s/ Cheryl H. Smith
                                    ------------------------
                                    Cheryl H. Smith


                                       3